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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 20, 2011
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-31579	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Table of Contents

Item 2.02 Results of Operations and Financial Condition
     On April 20, 2011, Doral Financial Corporation (“Doral Financial” or the “Company”) issued a press release announcing its unaudited results of operations for the quarter ended March 31, 2011 and its unaudited financial condition as of March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1.
     The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including the press release included in Exhibit 99.1, relating to its unaudited results of operations and financial condition for the quarter ended March 31, 2011 and its unaudited financial condition as of March 31, 2011, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 7.01 Regulation FD Disclosure.
     Beginning April 20, 2011, Doral Financial Corporation (“Doral Financial”) intends to use the investor presentation materials filed herewith, in whole or in part, in one or more meetings or telephone conferences with current and prospective investors. A copy of the investor presentation materials is attached hereto as Exhibit 99.2.
     The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press release dated April 20, 2011.

99.2	Investor presentation of Doral Financial Corporation
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION
Date: April 20, 2011	By:	/s/ Enrique R. Ubarri
		Name:	Enrique R. Ubarri
		Title:	Executive Vice President and General Counsel